Debt And Capital Lease Obligations	3 Months Ended
Mar. 31, 2011
Debt And Capital Lease Obligations
Debt and Capital Lease Obligations

(11) Debt and Capital Lease Obligations

Debt (including consolidated variable interest entities ("VIEs") and capital leases outstanding consist of the following:

In millions	As of March 31, 2011	As of December 31, 2010
Short-term debt:
Solar energy systems, weighted average interest rate of 6.36% and 6.13%, respectively	$6.8	$33.6

Long-term debt and capital leases:
Senior notes	$550.0	$—
Solar energy systems:
Capital lease obligations	125.5	125.7
Finance obligations	520.5	495.9
Long-term notes	23.5	24.0
Capital leases for equipment and other debt	2.8	3.5

Total long-term debt and capital leases	1,222.3	649.1
Less current portion - Long-term notes, capital leases for equipment and other debt	6.0	6.4
Less current portion - Solar energy systems	43.9	32.1

Long-term portion	$1,172.4	$610.6

Senior Notes

On March 10, 2011, we issued $550.0 million of 7.75 % Senior Notes due April 1, 2019 (the "2019 Notes"). We incurred $13.3 million in debt issuance costs, which will be amortized into the statement of operations over the eight year term. The 2019 Notes were sold at a price equal to 100% of the principal amount thereof. The interest on the 2019 Notes is payable semi-annually, in cash in arrears, on April 1 and October 1, commencing October 1, 2011. We may redeem the 2019 Notes at our option, in whole or in part, at any time on or after April 1, 2014, upon not less than 30 nor more than 60 days' notice at the redemption prices (expressed as percentages of the principal amount to be redeemed) set forth below, plus any accrued and unpaid interest and additional interest, if any, to the redemption date, if redeemed during the 12-month period beginning on April 1 of the years indicated below.

Year	Price
2014	105.813%
2015	103.875%
2016	101.938%
2017 and thereafter	100.000%

If a change of control of MEMC occurs, each holder of the 2019 Notes will have the right to require us to repurchase all or any part of that holder's notes at a purchase price of 101% of the principal amount thereof, plus accrued and unpaid interest and additional interest, if any, to the date of the repurchase.

The 2019 Notes were guaranteed by certain of MEMC's domestic subsidiaries (the "guarantors"). The 2019 Notes are senior unsecured obligations and will be subordinated to all of our and the guarantors' existing and future secured debt.

The indenture governing the 2019 Notes contains covenants that limit our and our subsidiaries' ability, subject to certain exceptions and qualifications, (i) to make certain asset sales, (ii) to make other restricted payments and investments, (iii) to incur indebtedness and issue preferred stock, (iv) to make dividend and other payment restrictions affecting restricted subsidiaries, (v) to make certain transactions with affiliates, and (vi) to merge, consolidate or sell substantially all of our assets and in certain situations, a cross default provision. These covenants are subject to a number of qualifications and limitations. As of March 31, 2011, we were in compliance with all covenants contained within the indenture governing the 2019 Notes.

In addition, the indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among other things: failure to make payments on the 2019 Notes when due, failure to comply with covenants under the indenture, failure to pay other indebtedness or acceleration of maturity of other indebtedness, failure to satisfy or discharge final judgments and occurrence of bankruptcy events.

Corporate Credit Facility

On March 23, 2011, the Company amended and restated its existing Corporate Credit Facility. The amended facility provides for total borrowings of up to $400 million, has an accordion feature to provide for borrowings of up to $550 million in the aggregate (upon terms to be agreed upon by the parties at the time of such request), and has a three year term. While the original Corporate Credit Facility was secured by a pledge of 65% of the capital stock of certain of our domestic and foreign subsidiaries, the amended and restated Corporate Credit Facility is also secured by substantially all the assets of MEMC and its domestic subsidiaries.

Interest on borrowings under the Corporate Credit Facility will be based on either, at our election, LIBOR plus an initial applicable margin of 2.75% or at a defined prime rate plus an initial applicable margin of 1.75%. The amended facility also provides for the Company to pay various fees, including a commitment fee of 0.50% on the lenders' unused commitments. The amended facility contains covenants which are typical for credit arrangements of this size, including covenants relating to a consolidated interest charge ratio, consolidated leverage ratio, a minimum liquidity ratio and in certain situations, a cross default provision.

As part of the amended and restated Corporate Credit Facility, we incurred debt issuance costs of $4.5 million, which will be amortized into the statement of operations over the three year term of the facility. As of March 31, 2011, we had no outstanding borrowings under this facility. Outstanding third party letters of credit backed by this facility at such date were $96.1 million. We met all covenants under this facility at March 31, 2011.

Finance and Capital Lease Obligations

We have short-term committed financing arrangements renewable annually of approximately $58.8 million at March 31, 2011, of which there were no short-term borrowings outstanding at March 31, 2011. Of the $58.8 million committed short-term financing arrangements, $38.2 million is unavailable because of the issuance of third party letters of credit. Interest rates are negotiated at the time of the borrowings.

We have additional long-term committed financing arrangements of approximately $1,003.5 million at March 31, 2011, of which $573.5 million is outstanding, including the $550.0 million for the 2019 Notes. Of the $1,003.5 million committed long-term financing arrangements, $110.7 million is unavailable because it relates to the issuance of third party letters of credit. We pay commitment fees of up to 1.0% on the committed loan agreements.

Our solar energy systems for which we have short-term debt, capital lease and finance obligations are included in separate legal entities. The short-term debt, capital lease and finance obligations of $6.8 million, $125.5 million and $520.5 million, respectively, except for $36.6 million of finance obligations, have recourse to those separate legal entities but no recourse to MEMC or the SunEdison parent under the terms of the applicable agreements. The recourse finance obligations above are collateralized by the related solar energy system assets. These obligations may also include limited guarantees by MEMC or the SunEdison parent related to operations, maintenance and certain indemnities.

On March 31, 2011, one of SunEdison's project subsidiaries signed and executed a master lease agreement with a U.S. financial institution which provides for the sale and simultaneous leaseback of certain solar energy systems constructed by SunEdison. The total capacity under this agreement is $120 million, of which $116.9 million is available as of March 31, 2011. The specified rental payments will be based on projected cash flows that the solar energy systems will generate.

The schedule of principal payments on long-term debt (including consolidated VIEs and excluding solar energy system financing obligations) is as follows:

In millions	As of March 31, 2011
April 1, 2011 through December 31, 2011	$14.5
2012	28.2
2013	9.0
2014	9.2
2015	9.4
Thereafter	624.2

Total	$694.5

The aggregate amounts of minimum lease payments on our financing sale leaseback transactions are $410.3 million. Future payments from 2011 through 2015 are as follows:

In millions	As of March 31, 2011
April 1, 2011 through December 31, 2011	$32.5
2012	$25.9
2013	$25.2
2014	$23.3
2015	$21.6